CITI CARDS SOUTH DAKOTA ACCEPTANCE CORP.

CITI OMNI-S FINANCE LLC

AMENDMENT NO. 3 TO
RECEIVABLES WAREHOUSE AGREEMENT.
amending
RECEIVABLES WAREHOUSE AGREEMENT
Dated as of December 21, 1995

Dated as of November 12, 2004

CITIBANK OMNI-S MASTER TRUST
(formerly known as Sears Credit Account Master Trust II)

RECITALS

WHEREAS, the parties hereto have, through assignment, entered into that certain Receivables Warehouse Agreement, dated as of December 21, 1995, as amended by Amendment No. 1 to Receivables Warehouse Agreement, dated as of July 20, 2001 and by Amendment No. 2 to Receivables Warehouse Agreement, dated as of November 3, 2003 (the "Warehouse Agreement"), each by and between Citi Cards South Dakota Acceptance Corp. (as successor to Sears, Roebuck and Co.), a Delaware corporation ("Citi Cards South Dakota") and Citi Omni-S Finance LLC (as successor to SRFG, Inc.), a Delaware limited liability company ("Citi Omni-S");

WHEREAS, from time to time, receivables from certain accounts have in the past been, and receivables from certain other accounts might in the future be, removed from the Citibank Omni-S Master Trust (the "Trust").

WHEREAS, Citi Omni-S and Citi Cards South Dakota wish to terminate the conveyance of receivables and other property relating to such accounts from Citi Cards South Dakota to Citi Omni-S pursuant to the Warehouse Agreement.

WHEREAS, Citi Cards South Dakota and Citi Omni-S desire to effect certain amendments to the Warehouse Agreement pursuant to Section 8.02 of the Warehouse Agreement pursuant to this Amendment (this "Amendment").

AGREEMENT

NOW, THEREFORE, THIS AMENDMENT WITNESSETH that, for and in consideration of the above premises, Citi Cards South Dakota and Citi Omni-S agree as follows:

I. Definitions.

Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Warehouse Agreement, as amended hereby or if not defined therein, as defined in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of July 31, 1994, among Citibank (South Dakota), National Association (successor to Sears, Roebuck and Co.), as servicer, Citi Omni-S (successor to SRFG, Inc.) as seller and The Bank of New York (successor to The First National Bank of Chicago), as trustee.

II. Amendment to Schedule 1.

To the extent that Schedule 1 to the Warehouse Agreement contains any account numbers that are included on any computer file, microfiche list or hard copy containing a true and complete list of Removed Accounts delivered to the Trustee, from time to time, pursuant to Section 2.09(b)(ii) of the Pooling and Servicing Agreement, Schedule 1 to the Warehouse Agreement is hereby amended and shall in the future be deemed to be further amended by deleting such account numbers of such Removed Accounts identified on such computer file, microfiche list or hard copy, along with all information relating to the accounts identified by such account numbers, from Schedule 1 to the Warehouse Agreement.

III. Effectiveness.

This Amendment shall become effective upon execution hereof by Citi Cards South Dakota and Citi Omni-S.

IV. Miscellaneous.

Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

Governing Law. This Amendment shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        IN WITNESS WHEREOF, Citi Omni-S and Citi Cards South Dakota have caused this Amendment to be duly executed by their respective officers as of the date first set forth above.

                                                                                    CITI OMNI-S FINANCE LLC

                                                                                     By: /s/ Scott Christensen
                                                                                     Name: Scott Christensen
                                                                                     Title: Vice President

                                                                                    CITI CARDS SOUTH DAKOTA ACCEPTANCE CORP.

                                                                                     By: /s/ Scott Christensen
                                                                                     Name: Scott Christensen
                                                                                     Title: Vice President